TRI CITY BANKSHARES CORPORATION
6400 South 27th Street
Oak Creek, Wisconsin 53154
________________


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 11, 1997



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 1997 at 9:30 a.m., for the following purposes:

(1)	To elect fourteen members of the Board of Directors to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Annual
    Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 22, 1997, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,


/s/Henry Karbiner, Jr., Secretary
---------------------------------
Henry Karbiner, Jr., Secretary

Oak Creek, Wisconsin
April 25, 1997

TRI CITY BANKSHARES CORPORATION
6400 South 27th Street
Oak Creek, Wisconsin 53154


PROXY STATEMENT

____________________________



This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, June 11, 1997, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, telegraph, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's stock, will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is April 30, 1997.

Shareholders are asked to complete, sign, and return the enclosed proxy.
The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Henry Karbiner, Jr., at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may also be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 22, 1997, will be entitled to vote at the meeting. There were 2,491,156 shares of the common stock of the Corporation outstanding on that date, each share being entitled to one vote.


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 11, 1997, with respect to its $1.00 par value common stock (being its only outstanding class of equity security) (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's outstanding common stock; (b) shares owned by directors, nominees for director and certain executive officers; and (c) shares owned by all directors and officers of the Corporation as a group.

                                        	Amount and Nature
                                          	of Beneficial	           Percent of
Name of Beneficial Owner	                  Ownership (1)	            Class (2)
------------------------                 -----------------          ----------
Frank Bauer	                                25,044 Shares (3)	       1.005%

Sanford Fedderly	                           72,360 Shares (4)	       2.905%

William Gravitter	                         206,137 Shares (5)	       8.275%

Henry Karbiner, Jr.	                        65,698 Shares (6)	       2.637%

Christ Krantz	                              61,009 Shares	           2.449%

Rudie L. Lauterbach	                        15,024 Shares	             *

William P. McGovern	                        12,000 Shares (7)	         *

Robert W. Orth	                              4,494 Shares (8)	         *

Ronald K. Puetz	                             9,397 Shares (9)	         *

John M. Rupcich	                             8,820 Shares (10)	        *

David A. Ulrich	                         1,103,704 Shares (11)	     44.305%

William J. Werry	                           34,412 Shares (12)	      1.381%

Scott A. Wilson	                             9,246 Shares (13)	        *

All Directors and Officers	              1,630,722 Shares	          65.46%
as a group (15 persons)
_____________________

*	Less than 1%.

(1)	Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2)	Percentages are based upon the 2,491,158 shares issued and outstanding as of
    March 11, 1997.

(3)	Includes 2,500 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 880 shares registered in the name of Mrs. Bauer.

(4)	Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly
    1991 Revocable Trust, 35,115 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

(5)	Includes 3,850 shares registered in the name of Mrs. Gravitter.

(6)	Includes 5,345 shares registered in the name of Mrs. Karbiner, and 10,583 shares and 277 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

(7)	Includes 2,880 shares registered in the name of Mr. McGovern and his wife as joint tenants, as to which Mr. McGovern has shared voting and investment power.

(8)	Includes 409 shares in accounts for Mr. Orth's children in which he is custodian.

(9)	Includes 785 shares registered in the name of Mrs. Puetz and 2,013 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(10)	Includes 4,420 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power.

(11)	Includes 117,679 shares registered in the name of Mrs. Ulrich as to which
     Mr. Ulrich disclaims beneficial ownership. Also includes 10,736 shares registered in the name of N.D.C. Inc., in which Mr. Ulrich is President and principal shareholder, and 41,230 shares and 1,094 shares held in self-directed IRAs for the benefit of Mr. Ulrich and Mrs. Ulrich, respectively. Also includes 233,690 shares held under Stockholders' Agreements with members of Mr. Ulrich's family.

(12)	Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,340 shares registered in the name of Mrs. Werry.

(13)	Includes 5,013 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power and 2,986 shares and 1,247 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

ELECTION OF DIRECTORS

The Board of Directors proposes that the fourteen (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. All of the persons nominated as directors, with the exception of David A. Ulrich, Jr., are currently directors of the Corporation and were elected at the last annual meeting held June 12, 1996, for a one year term which expires at the 1997 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding common stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                      	         		               Principal Occupation During the
     	                  Director	          	        Past 5 Years and Other
Name                      Since          Age             Directorships
-----------------       --------        -----    -------------------------------
Frank J. Bauer	           1990	           70	    Director of the Corporation.
                                                 President of Frank Bauer
                                                 Construction Company, Inc.
                                                 Director of Tri City National
                                                 Bank.

Sanford Fedderly	         1980	           62	    Director of the Corporation.
                                                 Retired Registered Pharmacist.
                                                 Retired President of Tri City
                                                 Pharmacy, Inc., Oak Creek,
                                                 Wisconsin.  Director of Tri
                                                 City National Bank.

William Gravitter	        1980	           68	    Director of the Corporation.
                                                 President of Hy-View Mobile
                                                 Home Park.  Director of Tri
                                                 City National Bank.

Henry Karbiner, Jr.	      1980	           56	    Executive Vice President,
                                                 Secretary, Treasurer and a
                                                 Director of the Corporation.
                                                 President and Director of Tri
                                                 City National Bank from 1987 to
                                                 present.

Christ Krantz	            1980	           72	    Director of the Corporation.
                                                 President of Krantz Realty,
                                                 Inc., which owns Days Inn,
                                                 Wauwatosa, Wisconsin.  Vice
                                                 President and Secretary of KRK,
                                                 Inc., which owns Ramada Airport
                                                 Motel, Milwaukee, Wisconsin.
                                                 Partner in Veterans Linen
                                                 Supply Company.  Director of
                                                 Tri City National Bank.

Rudie L. Lauterbach	      1980	           81	    Director of the Corporation.
                                                 Semi-retired, Independent
                                                 Accountant, Elm Grove,
                                                 Wisconsin.  Director of Tri
                                                 City National Bank.

William P. McGovern	      1980	           81	    Director of the Corporation.
                                                 Semi-retired Attorney-at-Law,
                                                 Milwaukee, Wisconsin, served as
                                                 legal counsel to certain of the
                                                 Tri City National Banks from
                                                 1968 to present.  Director of
                                                 Tri City National Bank.

Robert W. Orth	           1996	           50	    Senior Vice President of the
                                                 Corporation from 1996.
                                                 Executive Vice President of Tri
                                                 City National Bank from 1996.
                                                 Senior Vice President of Bank
                                                 One, Milwaukee, NA from 1979 to
                                                 1996.

Ronald K. Puetz	          1988	           48	    Senior Vice President and
                                                 Director of the Corporation
                                                 from 1990 to present.
                                                 Executive Vice President and
                                                 Director of Tri City National
                                                 Bank from 1990 to present.

John M. Rupcich	          1993	           51	    Director of the Corporation.
                                                 President and Director of
                                                 N.D.C., Inc.  Executive Vice
                                                 President, Treasurer and
                                                 Director of Mega Marts, Inc.
                                                 Director of Tri City National
                                                 Bank.

David A. Ulrich	          1980	           70	    President, Chief Executive
                                                 Officer, Chairman of the Board
                                                 and Director of the
                                                 Corporation.  Chairman of the
                                                 Board, Chief Executive Officer
                                                 and Director of Tri City
                                                 National Bank from 1968 to
                                                 Present.

David A. Ulrich, Jr.	      --	            36	    Vice President and Director of
                                                 MegaMarts and Vice President
                                                 and Director of NDC, Inc. from
                                                 1987 to present.  Responsible
                                                 for property management and
                                                 construction projects of said
                                                 corporations.

William J. Werry	         1980	           70	    Director of the Corporation.
                                                 Retired Unit President of Tri
                                                 City National Bank from 1990 to
                                                 1992.  Director of Tri City
                                                 National Bank from 1990 to
                                                 present.

Scott A. Wilson	          1990	           50	    Senior Vice President and
                                                 Director of the Corporation.
                                                 Executive Vice President and
                                                 Director of Tri City National
                                                 Bank from 1990 to present.

There is a family relationship between David A. Ulrich and two of the nominees for directorship. Mr. Bauer is Mr. Ulrich's brother-in-law and Mr. Ulrich, Jr. is Mr. Ulrich's son.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Ulrich, Karbiner, Gravitter, Fedderly and Krantz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 1996, the Executive Committee held four meetings. The Audit Committee is composed of Messrs. Lauterbach, Fedderly, Krantz, and McGovern and its function is (a) to review the results of audits of the Corporation and its subsidiaries performed by the Corporation's internal auditors, (b) to meet with, and review the results of audits of the Corporation and its subsidiaries performed by the Corporation's independent public accountants, and (c) to recommend the selection of independent public accountants. The Audit Committee held three meetings during 1996. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 1996. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 1996.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries to each of the most highly compensated executive officers of the Corporation whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1996.


SUMMARY COMPENSATION TABLE



     	Name and            		       Annual Compensation           	All Other
	Principal Position	     Year	     Salary($)	   Bonus($)    	Compensation ($)(1)
 ------------------      ----      ---------------------     -------------------
 David A. Ulrich	        1996	      330,041	     64,170	            7,500
 President & Chief	      1995	      306,582	     63,271	            7,528
 Executive Officer	      1994	      281,633	     54,780            	7,500

 Henry Karbiner, Jr.    	1996	      235,008     	46,110            	7,500
 Executive Vice-	        1995	      221,758	     45,669            	7,527
 President, Secretary,  	1994	      201,047     	39,540            	7,500
 and Treasurer

 Robert W. Orth	         1996       	97,972	     20,250                	0
 Senior Vice	            1995	            0          	0                	0
 President	              1994	            0	          0                	0

 Ronald K. Puetz	        1996	      112,552     	21,837            	6,274
 Senior Vice	            1995	      105,987	     21,731            	6,390
 President	              1994       	97,586	     18,988            	5,818

 Scott A. Wilson	        1996	      106,799     	20,684   	         5,952
 Senior Vice            	1995      	101,922     	20,788            	6,138
 President              	1994	       95,160	     18,496             5,671

(1)	All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.


REPORT OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

Executive Compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of Executive Compensation is based entirely on the bank's return on assets. If the return on assets for the twelve month period ending in November is less than the minimum amount of one percent (1%) no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases the bonus percentage goes up at an increasing rate. The same bonus percentage is applied to all officers of the bank.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. Executive Compensation is determined by the President and Executive Vice President considering the following factors without assigning any relative weight or importance to any factor:

        	1.	Current Compensation
        	2.	Cost of Living
        	3.	Salaries Paid to Executives at Other Banks
        	4.	Performance of the Bank During the Prior Year
        	5.	Prospects of Future Growth and Performance
        	6.	The Individual Performance of the Executive

Stock price is not a factor in determining executive salaries or bonuses.

The salaries determined by the President and Executive Vice President are submitted to the full Board of Directors for approval. After reviewing the recommendations the Board members have an opportunity to discuss any factors they deem relevant - there is no agenda or specific list of factors to be discussed. The recommendations of the President and Executive Vice President are usually approved by the Board without adjustment.

The Corporation continues to follow its long standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                             					By the Board of Directors


Frank Bauer	                Sanford Fedderly            Robert W. Orth
William Gravitter	          Henry Karbiner, Jr.	        Christ Krantz
Rudie L. Lauterbach	        William P. McGovern	        Ronald K. Puetz
John M. Rupcich	            David A. Ulrich	            Marilyn T. Ulrich-Graves
William J. Werry	           Scott A. Wilson

STOCK PERFORMANCE GRAPH

The following graphs show the cumulative stockholder return on the Corporation's common stock over the last five fiscal years and ten fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks assuming that $100 is invested on December 31, 1991 and December 31, 1986, respectively, with dividends reinvested.

TRI CITY FIVE YEAR STOCK PERFORMANCE


                                                   MAJOR
           PERIOD                                 REGIONAL          TRI CITY
    (FISCAL YEAR COVERED)         S & P 500        BANKS           BANKSHARES
    ---------------------         ---------       --------         ----------
            1991                    100.00         100.00             100.00
            1992                    107.62         127.34             107.03
            1993                    118.47         135.01             123.66
            1994                    120.03         127.78             141.74
            1995                    165.14         201.21             162.17
            1996                    203.06         274.93             185.15


TRI CITY TEN YEAR STOCK PERFORMANCE


                                                   MAJOR
           PERIOD                                 REGIONAL          TRI CITY
    (FISCAL YEAR COVERED)         S & P 500        BANKS           BANKSHARES
    ---------------------         ---------       --------         ----------
            1986                    100.00         100.00             100.00
            1987                    105.10          80.73             135.35
            1988                    122.56         101.96             155.41
            1989                    161.40         124.53             174.29
            1990                    156.39          88.82             189.02
            1991                    204.04         158.90             198.47
            1992                    219.59         202.34             212.42
            1993                    241.59         214.52             245.43
            1994                    244.92         203.04             281.31
            1995                    336.96         319.71             321.85
            1996                    414.33         436.86             367.46

DIRECTORS' FEES

In 1996, the directors of the Corporation, who were not also officers of Tri City Bankshares Corporation, received $300 for each Board meeting attended.


LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 1996 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners, or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

David A. Ulrich, an officer and director of the Corporation, is the principal shareholder in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and ten Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield, Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a five-year term, through 2000, with one five-year renewal option. The branches located in local food stores have lease terms of three to five years, through December 1999, with three five-year renewal options. The annual rental for 1996 paid in connection with all of the aforementioned leases was $316,586, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Bank is also obligated to pay property taxes, insurance, and maintenance costs associated with the building.


OTHER BUSINESS

The Board of Directors knows of no other business which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.


VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

As of the date of this Proxy Statement, the Audit Committee and the Board of Directors have not selected an independent auditor for the 1997 year-end audit. The Committee and the Board are currently considering either hiring the Corporation's current independent auditor, Ernst & Young, or soliciting bids from several independent auditors, including Ernst & Young. A decision has not been made as of the date of this Proxy Statement. Ernst & Young has served as the Corporation's accountants for the past fourteen years. The services provided by Ernst & Young since January 1, 1996 consisted of preparing financial statements, and audit reports with respect thereto, for the Corporation and its subsidiaries, and providing assistance in the preparation of periodic reports filed with the Securities and Exchange Commission. Representatives of said firm are expected to be present at the Annual Shareholders' Meeting and will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.


SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must be received by the Corporation no later than December 26, 1997.


PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

The Corporation believes that during 1996 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, with the exception of William Gravitter, a director of the Corporation, who failed to file on a timely basis a Form 4 to report a 1992 transaction. Mr. Gravitter subsequently filed a Form 5 to report this transaction.

FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1996 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 22, 1997 RECORD DATE BY WRITTEN REQUEST TO HENRY KARBINER, JR., SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.



By Order of the Board of Directors



/s/Henry Karbiner, Jr., Secretary



Henry Karbiner, Jr., Secretary





Oak Creek, Wisconsin

April 25, 1997





IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 1997 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN, AND RETURN THE PROXY AS SOON AS POSSIBLE.

PROXY	                Tri City Bankshares Corporation	                   PROXY
                      	Annual Meeting-June 11, 1997
          	This proxy is solicited on behalf of the Board of Directors

    	The undersigned hereby appoints David A. Ulrich, William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as his proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 11, 1997 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1.  Election of Directors	   ___ For all nominees listed below   ___  WITHHOLD
                                 (or their substitutes if any         AUTHORITY
                                 nominees shall be unable to          to vote
                                	stand for election)                  for all
                                                                      nominees
                                                                      listed
                                                                      below

FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., CHRIST KRANTZ,RUDIE L. LAUTERBACH, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ, JOHN M. RUPCICH,DAVID A. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                         (Over)



________________________________________________________________________________




                     The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                                           Date                        	, 1997
                                               -------------------------

                                           -----------------------------------

                                           -----------------------------------
                                           Please sign exactly as name appears
                                           hereon.  For joint accounts, all
                                           tenants should sign.  Executors,
                                           Administrators, Trustees, etc.,
                                           should so indicate when signing.







11